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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 1999 related to the consolidated financial statements of Microsemi Corporation which appears in Microsemi Corporation's Annual Report on Form 10-K for the year ended October 3, 1999.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP


Costa Mesa, California
April 24, 2000